Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Acquisitions
The results of operations and financial position of the entities acquired during any year are included in the Consolidated Financial Statements from and after the date of acquisition.
Acquisition and Merger with Lender Processing Services
On January 13, 2014, Remy announced that they acquired substantially all of the assets of United Starters and Alternators Industries, Inc. ("USA Industries") pursuant to the terms and conditions of the Asset Purchase Agreement, effective as of January 13, 2014. USA Industries is a leading worldwide distributor of premium quality re-manufactured and new alternators, starters, constant velocity axles and disc brake calipers for the light-duty aftermarket. Total consideration paid was $41 million.
On January 2, 2014, we completed the purchase of Lender Processing Services, Inc. ("LPS"). The purchase consideration paid was $37.14 per share, of which $28.10 per share was paid in cash and the remaining $9.04 was paid in FNF common shares. The purchase consideration represented an exchange ratio of 0.28742 per share of LPS common stock. Total consideration paid for LPS was $3.4 billion, which consisted of $2,535 million in cash and $836 million in FNF common stock. In order to pay the stock component of the consideration, we issued 25,920,078 shares to the former LPS shareholders. We have not completed the initial purchase price allocation due to the timing of the acquisition. We plan to have the initial purchase price allocation recognized during the first quarter of 2014 and the final purchase price allocation completed during 2014.
Subsequent to our announcement of the LPS acquisition, we formed a wholly-owned subsidiary, Black Knight Financial Services, Inc. (now known as Black Knight Holdings, Inc., "Black Knight"). Black Knight is the mortgage and finance industries' leading provider of integrated technology, data and analytics solutions, and transaction services. Black Knight has two operating segments, ServiceLink Holdings, LLC ("ServiceLink") and Black Knight Financial Services, LLC ("BKFS"). We retained a 65% ownership interest in each of the subsidiaries and issued the remaining 35% ownership interest to funds affiliated with Thomas H. Lee Partners, and certain related entities on January 3, 2014. Black Knight, through ServiceLink and BKFS, now owns and operates the former LPS businesses and our ServiceLink business. Fidelity National Title Group, BKFS and ServiceLink will be our core operating subsidiaries in the future.
Acquisition of Remy International, Inc.
During the third quarter of 2012, we acquired 1.5 million additional shares of Remy International, Inc. ("Remy"), increasing our ownership interest to 16.3 million shares or 51% of Remy's total outstanding common shares. As a result of this acquisition we began to consolidate the results of Remy effective August 14, 2012. We previously held a 47% ownership interest in Remy. Total consideration paid for the additional 1.5 million shares was $31 million and cash acquired upon consolidation of Remy was $95 million. Goodwill has been recorded based on the amount that the purchase price exceeded the fair value of the net assets acquired. Our 47% equity method investment prior to consolidation of $179 million was included in Investments in unconsolidated affiliates on the Consolidated Balance Sheets. A realized gain of $79 million was recognized in 2012 for the difference between our basis in our equity method investment of Remy prior to consolidation and the fair value of our investment in Remy at August 14, 2012, the date we acquired control and began to consolidate its operations.
Acquisition of O'Charley's Inc. and Merger with ABRH
On April 9, 2012, we successfully closed a tender offer for the outstanding common stock of O'Charley's Inc. ("O'Charley's"). We have consolidated the results of O'Charley's as of April 9, 2012. On May 11, 2012, we merged O'Charley's with our investment in ABRH in exchange for an increase in our ownership position in ABRH from 45% to 55%. As of December 31, 2013, there were 312 company-owned restaurants in the O'Charley's group of companies and 214 company-owned restaurants in the ABRH group of companies. Total consideration paid was $122 million in cash, net of cash acquired of $35 million. Our investment in ABRH, prior to the merger, was $37 million and was included in Investments in unconsolidated affiliates on the Consolidated Balance Sheet. Our investment in O'Charley's prior to the tender offer of $14 million was included in Equity securities available for sale on the Consolidated Balance Sheet. We have consolidated the operations of ABRH with the O'Charley's group of companies, beginning on May 11, 2012.
A realized gain of $66 million, which is included in Realized gains and losses on the Consolidated Statement of Earnings, was recognized in 2012 for the difference between our basis in our equity method investment of ABRH prior to consolidation and the fair value of our investment in ABRH at the date of consolidation. The fair value of our investment in ABRH was estimated using relative market based comparable information. In regards to O'Charley's, we recognized a $48 million bargain purchase gain discussed further below, and a gain of $7 million for the difference in the basis of our holdings in O'Charley's common stock prior to consolidation and the fair value of O'Charley's common stock at the date of consolidation. As a result of the final valuation, we recognized and measured the identifiable assets acquired and liabilities assumed from the O'Charley's purchase at fair value. Upon completion of the fair value process, the net assets of O'Charley's received by FNF exceeded the purchase price resulting in a bargain purchase gain of $48 million, which is included in Realized gains and losses on the Consolidated Statement of Earnings for 2012. The bargain purchase gain was due to the release of a valuation allowance on O'Charley's net deferred tax assets. O'Charley's previously had recorded a valuation allowance on the deferred tax assets, due to its history of net losses and the low probability of being able to utilize these assets. We also recorded a $11 million increase to our Additional paid-in capital during 2012, related to the fair value of the non-controlling interest portion of our ownership in O'Charley's.
Other Acquisitions
Digital Insurance, Inc.
On December 31, 2012, we acquired Digital Insurance, Inc. ("Digital Insurance"). Total consideration paid was $98 million in cash, net of cash acquired of $3 million. We consolidated the operations of Digital Insurance as of December 31, 2012. Digital Insurance is the nation's leading employee benefits platform specializing in health insurance distribution and benefits management for small and mid-sized businesses.
J. Alexander's Corporation
In September 2012, we successfully completed a tender offer for the outstanding common stock of J. Alexander's Corporation, which later became J. Alexander's LLC, for $14.50 per share. Total consideration paid was $72 million in cash, net of cash acquired of $7 million. We have consolidated the operations of J. Alexander's beginning September 26, 2012. J. Alexander's operates 30 J. Alexander's restaurants in 12 states. On February 25, 2013, we merged Stoney River Legendary Steaks into J. Alexander's.